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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2003

                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

            001-13255                                 43-1781797
            ---------                                 ----------
            (COMMISSION                               (IRS EMPLOYER
            FILE NUMBER)                              IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
---------------------------------------------------------------    ----------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 314-674-1000
                                                   ------------


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ITEM 5.  OTHER EVENTS

         On December 19, 2003, Solutia and certain of its subsidiaries entered into a finance agreement for up to $500 million in debtor-in-possession financing. A copy of the finance agreement is attached hereto as Exhibit 99.1. On December 19, 2003, the U.S. Bankruptcy Court for the Southern District of New York issued an interim order authorizing Solutia's borrowing of $75 million of such facility. A hearing is currently scheduled for January 9, 2004, at which the court will consider approval of Solutia's borrowing of the remaining $425 million of the facility, $350 million of which can be used only to retire the company's prepetition credit facility.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit 99.1 listed below is filed as part of this report.

         Exhibit Number                   Description
         --------------                   -----------

              99.1 Finance Agreement dated as of December 19, 2003 by and among Solutia Inc., Solutia Business Enterprises, Inc. and certain other subsidiaries of Solutia Inc., Ableco Finance LLC, Well Fargo Foothill, Congress Financial Corporation and the lenders from time to time party thereto.

ITEM 9.  REGULATION FD DISCLOSURE

         The following information is being furnished under Item 9. "Regulation FD Disclosure."

         Solutia filed on Form 8-K dated December 17, 2003, a summary of material non-public information provided to its bondholders and their advisors during negotiations and which it is contractually obligated to make public upon a filing under Chapter 11 of the U.S. Bankruptcy Code. The Ad Hoc Committee of Euro Note Holders has insisted on additional disclosures pursuant to those contractual obligations. Solutia filed a Form 8-K on December 22, 2003 to provide certain of those additional disclosures.
Exhibit 99.2 of this Form 8-K includes further disclosures to satisfy the company's contractual obligation. Exhibit 99.2 consists of projections of future operating results of Solutia Inc. and its subsidiaries disclosed to Note holders and their advisors approximately two months ago. While accurate at the time of such disclosure, these projections are no longer accurate and should not be relied on by securityholders of Solutia as being accurate.

         Exhibit Number                   Description
         --------------                   -----------

              99.2       Solutia Inc. projections of future operating results.

This exhibit is incorporated here by reference.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

         We make statements in this Report on Form 8-K that are considered forward-looking statements under the federal securities laws. We consider all statements regarding anticipated or future matters, including projections of future operating results, to be forward-looking statements.

         These statements are not guarantees of future performance or outcomes. They represent our estimates and assumptions only on the date we made them. There are risks, uncertainties and other important factors that could cause actual performance or outcomes to be materially different from our projections. These risks, uncertainties and factors include: (i) the ability of Solutia to develop, prosecute, confirm and consummate one or more Chapter 11 plans of reorganization; (ii) the potential adverse impact of the Chapter 11 filing on Solutia's operations, management and employees, and the risks associated with operating businesses under Chapter 11 protection;
(iii) the


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ability of Solutia to comply with the terms of the DIP financing facility;
(iv) world economic conditions, competitive pressures, gain or loss of significant customers, labor relations and disruption of operations, raw material and energy costs, currency and interest rate fluctuations, success in implementing pricing actions and managing spending, operating rates, cost of debt, environmental compliance and remediation and other factors; (v) customer response to the Chapter 11 filing; and (vi) the orders and decisions of the U.S. Bankruptcy Court. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected.

         The information in Item 9, including the exhibit incorporated by reference in Item 9, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.



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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                                   SOLUTIA INC.
                                          ----------------------------
                                                   (Registrant)


                                              /s/Rosemary L. Klein
                                          ----------------------------
                                               Assistant Secretary

DATE: DECEMBER 23, 2003